Exhibit 99.2

Verizon Communications Inc.

Condensed Consolidated Statements of Income — Quarter to Date - As Adjusted

					(dollars in millions, except per share amounts)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues	$26,591	$26,861	$27,265	$27,091	$26,913	$26,773	$26,484

Operating Expenses
Cost of services and sales	10,379	10,549	11,066	12,585	10,652	12,216	10,671
Selling, general & administrative expense	7,654	7,548	8,204	7,311	7,698	9,970	8,407
Depreciation and amortization expense	4,028	4,092	4,172	4,242	4,122	4,177	4,023

Total Operating Expenses	22,061	22,189	23,442	24,138	22,472	26,363	23,101

Operating Income	4,530	4,672	3,823	2,953	4,441	410	3,383
Equity in earnings of unconsolidated businesses	128	128	166	131	133	121	141
Other income and (expense), net	52	12	14	13	46	16	(51)
Interest expense	(925)	(787)	(704)	(686)	(680)	(679)	(597)

Income (Loss) Before (Provision) Benefit for Income Taxes	3,785	4,025	3,299	2,411	3,940	(132)	2,876
(Provision) benefit for income taxes	(699)	(690)	(490)	(40)	(1,622)	685	(178)

Net Income	$3,086	$3,335	$2,809	$2,371	$2,318	$553	$2,698

Net income attributable to noncontrolling interest	1,565	1,677	1,711	1,754	1,875	1,745	2,039
Net income (loss) attributable to Verizon	1,521	1,658	1,098	617	443	(1,192)	659

Net Income	$3,086	$3,335	$2,809	$2,371	$2,318	$553	$2,698

Basic Earnings (Loss) per Share (1)
Net income (loss) attributable to Verizon	$.54	$.58	$.39	$.22	$.16	$(.42)	$.23

Weighted average number of common shares (in millions)	2,841	2,841	2,841	2,841	2,836	2,827	2,829

Diluted Earnings (Loss) per Share (1)
Net income (loss) attributable to Verizon	$.54	$.58	$.39	$.22	$.16	$(.42)	$.23

Weighted average number of common shares-assuming dilution (in millions)	2,841	2,841	2,841	2,841	2,837	2,827	2,830

Footnotes:

(1)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans which represent the only potential dilution. As a result of the Net loss attributable to Verizon for the three months ended June 30, 2010, diluted earnings per share is the same as basic earnings per share.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Condensed Consolidated Statements of Income — Quarter to Date — as adjusted compared to previously reported

					(dollars in millions, except per share amounts)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues	$—	$—	$—	$—	$—	$—	$—

Operating Expenses
Cost of services and sales	71	68	70	71	(65)	(23)	(579)
Selling, general & administrative expense	93	(323)	93	(2,096)	(26)	1,651	942
Depreciation and amortization expense	—	1	—	1	1	1	1

Total Operating Expenses	164	(254)	163	(2,024)	(90)	1,629	364

Operating Income	(164)	254	(163)	2,024	90	(1,629)	(364)
Equity in earnings of unconsolidated businesses	—	—	—	—	—	—	—
Other income and (expense), net	(1)	1	1	—	1	(1)	(1)
Interest expense	—	—	—	—	—	—	—

Income (loss) Before (Provision) Benefit for Income Taxes	(165)	255	(162)	2,024	91	(1,630)	(365)
(Provision) benefit for income taxes	41	(80)	84	(754)	(57)	636	143

Net Income	$(124)	$175	$(78)	$1,270	$34	$(994)	$(222)

Net income attributable to noncontrolling interest	—	—	—	—	—	—	—
Net income (loss) attributable to Verizon	(124)	175	(78)	1,270	34	(994)	(222)

Net Income	$(124)	$175	$(78)	$1,270	$34	$(994)	$(222)

Basic Earnings (Loss) per Share (1)
Net income (loss) attributable to Verizon	$(.04)	$.06	$(.02)	$.45	$.02	$(.35)	$(.08)

Weighted average number of common shares (in millions)	2,841	2,841	2,841	2,841	2,836	2,827	2,829

Diluted Earnings (Loss) per Share (1)
Net income (loss) attributable to Verizon	$(.04)	$.06	$(.02)	$.45	$.02	$(.35)	$(.08)

Weighted average number of common shares-assuming dilution (in millions)	2,841	2,841	2,841	2,841	2,837	2,827	2,830

Footnotes:

(1)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans which represent the only potential dilution.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Condensed Consolidated Statements of Income — Year to Date - As Adjusted

					(dollars in millions, except per share amounts)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues	$26,591	$53,452	$80,717	$107,808	$26,913	$53,686	$80,170

Operating Expenses
Cost of services and sales	10,379	20,928	31,994	44,579	10,652	22,868	33,539
Selling, general & administrative expense	7,654	15,202	23,406	30,717	7,698	17,668	26,075
Depreciation and amortization expense	4,028	8,120	12,292	16,534	4,122	8,299	12,322

Total Operating Expenses	22,061	44,250	67,692	91,830	22,472	48,835	71,936

Operating Income	4,530	9,202	13,025	15,978	4,441	4,851	8,234
Equity in earnings of unconsolidated businesses	128	256	422	553	133	254	395
Other income and (expense), net	52	64	78	91	46	62	11
Interest expense	(925)	(1,712)	(2,416)	(3,102)	(680)	(1,359)	(1,956)

Income Before Provision for Income Taxes	3,785	7,810	11,109	13,520	3,940	3,808	6,684
Provision for income taxes	(699)	(1,389)	(1,879)	(1,919)	(1,622)	(937)	(1,115)

Net Income	$3,086	$6,421	$9,230	$11,601	$2,318	$2,871	$5,569

Net income attributable to noncontrolling interest	1,565	3,242	4,953	6,707	1,875	3,620	5,659
Net income (loss) attributable to Verizon	1,521	3,179	4,277	4,894	443	(749)	(90)

Net Income	$3,086	$6,421	$9,230	$11,601	$2,318	$2,871	$5,569

Basic Earnings (Loss) per Share (1)
Net income (loss) attributable to Verizon	$.54	$1.12	$1.51	$1.72	$.16	$(.26)	$(.03)

Weighted average number of common shares (in millions)	2,841	2,841	2,841	2,841	2,836	2,831	2,830

Diluted Earnings (Loss) per Share (1) (2)
Net income (loss) attributable to Verizon	$.54	$1.12	$1.51	$1.72	$.16	$(.26)	$(.03)

Weighted average number of common shares-assuming dilution (in millions)	2,841	2,841	2,841	2,841	2,837	2,831	2,830

Footnotes:

(1)	EPS totals may not add due to rounding.
(2)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represent the only potential dilution. As a result of the Net loss attributable to Verizon for the six months ended June 30, 2010 and the nine months ended September 30, 2010, diluted earnings per share is the same as basic earnings per share.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Condensed Consolidated Statements of Income — Year to Date — as adjusted compared to previously reported

					(dollars in millions, except per share amounts)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues	$—	$—	$—	$—	$—	$—	$—

Operating Expenses
Cost of services and sales	71	139	209	280	(65)	(88)	(667)
Selling, general & administrative expense	93	(230)	(137)	(2,233)	(26)	1,625	2,567
Depreciation and amortization expense	—	1	1	2	1	2	3

Total Operating Expenses	164	(90)	73	(1,951)	(90)	1,539	1,903

Operating Income	(164)	90	(73)	1,951	90	(1,539)	(1,903)
Equity in earnings of unconsolidated businesses	—	—	—	—	—	—	—
Other income and (expense), net	(1)	—	1	1	1	—	(1)
Interest expense	—	—	—	—	—	—	—

Income Before (Provision) Benefit for Income Taxes	(165)	90	(72)	1,952	91	(1,539)	(1,904)
(Provision) benefit for income taxes	41	(39)	45	(709)	(57)	579	722

Net Income	$(124)	$51	$(27)	$1,243	$34	$(960)	$(1,182)

Net income attributable to noncontrolling interest	—	—	—	—	—	—	—
Net income (loss) attributable to Verizon	(124)	51	(27)	1,243	34	(960)	(1,182)

Net Income	$(124)	$51	$(27)	$1,243	$34	$(960)	$(1,182)

Basic Earnings (Loss) per Share (1)
Net income (loss) attributable to Verizon	$(.04)	$.02	$—	$.43	$.02	$(.33)	$(.42)

Weighted average number of common shares (in millions)	2,841	2,841	2,841	2,841	2,836	2,831	2,830

Diluted Earnings (Loss) per Share (1) (2)
Net income (loss) attributable to Verizon	$(.04)	$.02	$—	$.43	$.02	$(.33)	$(.42)

Weighted average number of common shares-assuming dilution (in millions)	2,841	2,841	2,841	2,841	2,837	2,831	2,830

Footnotes:

(1)	EPS totals may not add due to rounding.
(2)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represent the only potential dilution.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline — Selected Financial Results — Quarter to Date - As Adjusted

					(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues
Mass Markets	$3,990	$4,031	$4,047	$4,047	$4,028	$4,070	$4,073
Global Enterprise	3,918	3,878	3,958	3,913	3,868	3,911	3,926
Global Wholesale	2,269	2,291	2,307	2,288	2,210	2,100	2,072
Other	463	363	355	333	269	196	215

Total Operating Revenues	10,640	10,563	10,667	10,581	10,375	10,277	10,286

Operating Expenses
Cost of services and sales	5,542	5,572	5,851	5,728	5,741	5,611	5,658
Selling, general & administrative expense	2,555	2,517	2,407	2,468	2,450	2,359	2,296
Depreciation and amortization expense	1,998	2,039	2,075	2,126	2,063	2,100	2,145

Total Operating Expenses	10,095	10,128	10,333	10,322	10,254	10,070	10,099

Operating Income	$545	$435	$334	$259	$121	$207	$187
Operating Income Margin	5.1%	4.1%	3.1%	2.4%	1.2%	2.0%	1.8%

Footnotes:

The segment financial results above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline — Selected Financial Results — Quarter to Date — as adjusted compared to previously reported

					(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues
Mass Markets	$—	$—	$—	$—	$—	$—	$—
Global Enterprise	—	—	—	—	—	—	—
Global Wholesale	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—

Total Operating Revenues	—	—	—	—	—	—	—

Operating Expenses
Cost of services and sales	(126)	(129)	(127)	(125)	(151)	(151)	(145)
Selling, general & administrative expense	(16)	(16)	(16)	(17)	(25)	(23)	(23)
Depreciation and amortization expense	—	—	—	—	—	—	—

Total Operating Expenses	(142)	(145)	(143)	(142)	(176)	(174)	(168)

Operating Income	$142	$145	$143	$142	$176	$174	$168

Footnotes:

The segment financial results above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline — Selected Financial Results — Year to Date — As Adjusted

				(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues
Mass Markets	$3,990	$8,021	$12,068	$16,115	$4,028	$8,098	$12,171
Global Enterprise	3,918	7,796	11,754	15,667	3,868	7,779	11,705
Global Wholesale	2,269	4,560	6,867	9,155	2,210	4,310	6,382
Other	463	826	1,181	1,514	269	465	680

Total Operating Revenues	10,640	21,203	31,870	42,451	10,375	20,652	30,938

Operating Expenses
Cost of services and sales	5,542	11,114	16,965	22,693	5,741	11,352	17,010
Selling, general & administrative expense	2,555	5,072	7,479	9,947	2,450	4,809	7,105
Depreciation and amortization expense	1,998	4,037	6,112	8,238	2,063	4,163	6,308

Total Operating Expenses	10,095	20,223	30,556	40,878	10,254	20,324	30,423

Operating Income	$545	$980	$1,314	$1,573	$121	$328	$515
Operating Income Margin	5.1%	4.6%	4.1%	3.7%	1.2%	1.6%	1.7%

Footnotes:

The segment financial results above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, when appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Wireline — Selected Financial Results — Year to Date — as adjusted compared to previously reported

				(dollars in millions)
	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Operating Revenues
Mass Markets	$—	$—	$—	$—	$—	$—	$—
Global Enterprise	—	—	—	—	—	—	—
Global Wholesale	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—

Total Operating Revenues	—	—	—	—	—	—	—

Operating Expenses
Cost of services and sales	(126)	(255)	(382)	(507)	(151)	(302)	(447)
Selling, general & administrative expense	(16)	(32)	(48)	(65)	(25)	(48)	(71)
Depreciation and amortization expense	—	—	—	—	—	—	—

Total Operating Expenses	(142)	(287)	(430)	(572)	(176)	(350)	(518)

Operating Income	$142	$287	$430	$572	$176	$350	$518

Footnotes:

The segment financial results above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, when appropriate, to reflect comparable operating results.

Verizon Communications Inc.

Earnings Per Share Reconciliations — Quarter to date — As Adjusted

	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Earnings (Loss) Per Share, Reported	$0.54	$0.58	$0.39	$0.22	$0.16	$(0.42)	$0.23
Selected Items Included in Earnings Per Share:
Merger integration and acquisition related charges	0.05	0.02	0.04	0.02	0.01	0.06	0.02
Access line spin-off and other charges	—	—	0.02	0.09	0.04	0.04	0.04
Severance, pension, and benefit charges	0.01	(0.01)	0.12	0.17	–	0.86	0.26
Medicare Part D subsidy charges	—	—	—	—	0.34	—	—
Deferred revenue adjustment	—	—	—	—	—	0.03	—

Adjusted Earnings Per Share*	$0.60	$0.60	$0.56	$0.50	$0.55	$0.57	$0.55

*	Includes impact of divested operations of ($.09), ($.08), ($.08) and ($.06) in first, second, third and fourth quarters of 2009, respectively, and ($.07) and ($.06) in the first and second quarters of 2010, respectively.

Details may not add due to rounding.

Verizon Communications Inc.

Earnings Per Share Reconciliations — Quarter to Date — as adjusted compared to previously reported

	2009				2010
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter
Earnings (Loss) Per Share, Reported	$(0.04)	$0.06	$(0.02)	$0.45	$0.02	$(0.35)	$(0.08)
Selected Items Included in Earnings Per Share:
Merger integration and acquisition related charges	—	—	—	—	—	—	—
Access line spin-off and other charges	—	—	—	—	—	—	—
Severance, pension, and benefit charges	0.01	(0.10)	(0.01)	(0.49)	(0.03)	0.34	0.07
Medicare Part D subsidy charges	—	—	—	—	—	—	—
Deferred revenue adjustment	—	—	—	—	—	—	—

Adjusted Earnings Per Share	$(0.03)	$(0.03)	$(0.04)	$(0.04)	$(0.01)	$(0.01)	$(0.01)

Details may not add due to rounding.